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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2010

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27231 (Commission File Number)	13-3818604 (I.R.S. Employer Identification Number)

4820 Eastgate Mall
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

(858) 812-7300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Indenture and Notes

        On May 19, 2010, Kratos Defense & Security Solutions, Inc. (the "Company") issued $225 million in aggregate principal amount of 10% Senior Secured Notes due 2017 (the "Notes"). The Company received approximately $216 million in net cash proceeds from the offering, and used approximately $133 million of such proceeds to fund the acquisition of Gichner Holdings, Inc. ("Gichner") (as further described in Item 2.01 below) and approximately $54 million of such proceeds to retire existing debt. The Company intends to use the remaining net cash proceeds of the offering for general corporate purposes.

        The Notes were issued under an Indenture dated as of May 19, 2010 (the "Indenture"), by and among the Company, the Guarantors, who consist of all of the Company's existing, and future U.S. subsidiaries, and Wilmington Trust FSB, as Trustee ("Wilmington"). The Notes were sold inside the United States to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and outside the United States to non-U.S. persons in reliance on Regulation S under the Securities Act. The following is a brief description of the material provisions of the Indenture and the Notes.

        Interest—The Notes bear interest at a rate of 10% per annum. The interest on the Notes is payable semi-annually, in arrears, on June 1 and December 1 of each year, beginning on December 1, 2010.

        Maturity—The Notes will mature on June 1, 2017. All principal will be paid at maturity.

        Guarantees—The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by the Guarantors.

        Security—Pursuant to the terms of a Security Agreement dated May 19, 2010 by and among the Company, the Guarantors and Wilmington (the "Notes Security Agreement"), the Notes and the related guarantees are secured by a lien on substantially all of the Company's and the Guarantors' assets, subject to certain exceptions and permitted liens. Pursuant to the terms of an Intercreditor Agreement dated May 19, 2010 by and among Wilmington and Key Bank National Association (the "Intercreditor Agreement"), the security interest in such assets (other than real property, plant, equipment, certain intellectual property and the capital stock of subsidiaries of the Company (collectively, the "Notes Priority Collateral")) that secure the Notes and the guarantees is contractually subordinated to liens that secure the new $25.0 million revolving line of credit described below. The security interest in assets securing the new credit facility that consist of Notes Priority Collateral is contractually subordinated to liens that secure the Notes.

        Ranking—The Notes and the guarantees rank senior in right of payment to all of the Company's and the Guarantors' existing and future subordinated indebtedness and equal in right of payment with all of the Company's and the Guarantors' existing and future senior indebtedness, including indebtedness under the new credit facility described below. Pursuant to the terms of the Intercreditor Agreement, the Notes and the related guarantees are effectively subordinated to indebtedness under the new credit facility to the extent of the value of all of the collateral other than Notes Priority Collateral.

        Optional Redemption—On or after June 1, 2014, the Company may redeem some or all of the Notes at 105% of the aggregate principal amount of the Notes through June 1, 2015, 102.5% of the aggregate principal amount of the Notes through June 1, 2016 and 100% of the aggregate principal amount of the Notes thereafter, plus accrued and unpaid interest to the date of redemption. Prior to June 1, 2013, the Company may redeem up to 35% of the aggregate principal amount of the Notes at 110% of the aggregate principal amount of the Notes, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings. In addition, the Company may, at its option, redeem some or all of the Notes at any time prior to June 1, 2014, by paying a "make whole" premium, plus accrued and unpaid interest, if any, to the date of redemption.

        Change of Control Offer—If the Company experiences certain change-of-control events, the holders of the Notes will have the right to require it to purchase all or a portion of their Notes at a price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

        Asset Sale Offer—Upon certain asset sales, the Company may be required to offer to use the net proceeds of an asset sale to purchase some of the Notes at 100% of the principal amount thereof, plus accrued and unpaid interest to the date of purchase.

        Other Covenants—The Indenture contains covenants limiting the Company's ability and the ability of the Guarantors to (subject to certain exceptions): (i) incur or guarantee additional indebtedness or issue certain preferred stock; (ii) transfer or sell assets; (iii) make certain investments; (iv) pay dividends or distributions, redeem subordinated indebtedness or make other restricted payments; (v) create or incur liens; (vi) incur dividend or other payment restrictions affecting certain subsidiaries; (vii) enter into agreements that restrict dividends from subsidiaries; (viii) issue capital stock of the Company's subsidiaries; (ix) consummate a merger, consolidation or sale of all or substantially all of the Company's assets; and (x) enter into transactions with affiliates.

        Events of Default—The Indenture also provides for customary events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the Notes to become or to be declared due and payable.

        The above description of the terms of the Indenture and the Notes is qualified in its entirety by the Indenture and Form of 10% Senior Secured Notes due 2017, filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, which are incorporated herein by reference. The above description of the terms of the Notes Security Agreement and Intercreditor Agreement is qualified in its entirety by the Notes Security Agreement and the Intercreditor Agreement, which are filed as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and which are incorporated herein by reference.

        A copy of the Company's press release, dated May 19, 2010 announcing the issuance of the Notes is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Registration Rights Agreement

        On May 19, 2010, the Company and certain of the guarantors entered into a Registration Rights Agreement with Jefferies & Company, Inc. and the other Initial Purchasers of the Notes (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission and to make an offer to exchange the Notes for registered, publicly tradable notes that have substantially identical terms as the Notes. If the Company fails to satisfy its obligations under the Registration Rights Agreement we may be required to pay additional interest on the Notes.

        This description of the Registration Rights Agreement is qualified in its entirety by the Registration Rights Agreement filed as Exhibit 10.4 to this Current Report on Form 8-K, which is incorporated herein by reference.

Credit Facility

        Concurrent with the consummation of the Note offering, on May 19, 2010, the Company entered into a Credit and Security Agreement (the "May 2010 Credit Agreement") with certain lenders and with KeyBank National Association, as Administrative Agent, Lead Arranger and Sole Book Runner. The May 2010 Credit Agreement establishes a four year formula-based $25.0 million senior secured revolving line of credit ("revolving line of credit"), with a $10.0 million sublimit for the issuance of letters of credit and a $5.0 million sublimit for swing loans. The Company may borrow funds under the revolving line of credit at a base rate based either on LIBOR or a base rate established by KeyBank. Interest is payable either monthly, in the case of base rate borrowings, or at the end of the applicable interest period (but no less frequently than quarterly) for LIBOR borrowings. Base rate borrowings bear interest at an applicable margin of 125 to 200 basis points over the base rate (which will be the greater of the prime rate or 50 basis points over the federal funds rate, with a floor of 100 basis points over one month LIBOR). LIBOR rate borrowings will bear interest at an applicable margin of 325 to 400 basis points over the LIBOR rate. The applicable margin for base rate borrowings and LIBOR borrowings will depend on the average monthly revolving credit availability. The revolving line of credit also has a commitment fee of 75 to 100 basis points, depending on the average monthly revolving credit availability.

        The revolving line of credit is secured by a first priority lien on substantially all of the assets of the Company and its domestic restricted subsidiaries (other than the Notes Priority Collateral) and a second priority lien, junior only to the lien securing the notes, in the Notes Priority Collateral of the Company and such subsidiaries. The May 2010 Credit Agreement includes customary representations and warranties, as well as reporting and financial covenants, customary for financings of this type. The revolving line of credit is undrawn as of the date of this Form 8-K, with outstanding letters of credit of $1.9 million.

        This description of the May 2010 Credit Agreement is qualified in its entirety by the Credit and Security Agreement (Credit Facility) filed as Exhibit 10.5 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 1.02.    Termination of Material Definitive Agreement.

        On May 19, 2010, contemporaneously with the execution and delivery of the May 2010 Credit Agreement, the Credit Agreement, dated as of March 3, 2010, among the Company and Key Bank National Association as Administrative Agent and Lender, Bank of America, N.A., as Syndication Agent and Lender, and KeyBanc Capital Markets and Banc of America Securities, LLC as Co-Lead Arrangers and Book Runners, was terminated and all amounts outstanding thereunder were repaid. As noted in Item 1.01 above, in conjunction with the close of the Note offering, the Company used approximately $54.0 million of the proceeds of its sale of the Notes to retire the previous term note of approximately of $35.0 million and its previously outstanding revolving credit facility of approximately $19.0 million. The Company incurred no early termination penalties in connection with the termination of the agreement.

Item 2.01.    Completion of Acquisition or Disposal of Assets.

        On May 19, 2010, pursuant to a Stock Purchase Agreement, dated as of April 12, 2010 (the "Purchase Agreement"), by and between the Company and the stockholders of Gichner Holdings, Inc. ("Gichner"), the Company completed its acquisition of 100% of the equity securities of Gichner (the "Acquisition"). As a result of the Acquisition, Gichner became a wholly owned subsidiary of the Company. Pursuant to the Purchase Agreement, the Company paid a total purchase price of approximately $133 million in cash. Approximately $8.1 million of the purchase price was deposited in an escrow account to satisfy Gichner's indemnification obligations, if any. On the first anniversary of the Acquisition, any funds not used to satisfy Gichner's indemnification obligations and any amounts not in dispute will be released to the Gichner stockholders.

        The foregoing description of the Acquisition does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed on April 10, 2010.

        A copy of the Company's press release, dated May 19, 2010 announcing the completion of the Gichner acquisition is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        The information set forth under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(a)
Financial Statements of Businesses Acquired.

        The audited consolidated financial statements of Gichner Holdings, Inc. as of and for the years ended December 31, 2009 and 2008, the audited consolidated financial statements of Gichner Holdings, Inc. as of and for the periods of August 22, 2007 through December 31, 2007 and January 1, 2007 through August 22, 2007, and the unaudited financial statements of Gichner Holdings, Inc. as of and for the three months ended March 31, 2010 and 2009, are filed as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

(b)
Pro Forma Financial Statements.

        The unaudited pro forma combined financial information of the Company is filed as Exhibit 99.2 to this Form 8-K.

(d)
Exhibits

4.1	Indenture
4.2	Form of Notes (incorporated by reference to the exhibits to the indenture)
10.1	Purchase Agreement for 10% Senior Secured Notes due 2017
10.2	Security Agreement for 10% Senior Secured Notes due 2017
10.3	Intercreditor Agreement
10.4	Registration Rights Agreement
10.5	Credit and Security Agreement (credit facility)
99.1
The audited consolidated financial statements of Gichner Holdings, Inc. as of and for the years ended December 31, 2009, 2008, the audited consolidated financial statements of Gichner Holdings, Inc. as of and for the periods of August 22, 2007 through December 31, 2007 and January 1, 2007 through August 22, 2007, and the unaudited financial statements of Gichner Holdings, Inc. as of and for the three months ended March 31, 2010 and 2009
99.2	Unaudited Pro Forma Combined Financial Information
99.3	Kratos Defense & Security Solutions Press Release dated May 19, 2010, Announcing Closing of $225 Million Senior Secured Notes offering and Completion of Acquisition of Gichner Holdings, Inc.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2010

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.
By:	/s/ LAURA L. SIEGAL Vice President, Corporate Controller, Secretary & Treasurer

 EXHIBIT INDEX

4.1	Indenture
4.2	Form of Notes (incorporated by reference to the exhibits to the indenture)
10.1	Purchase Agreement for 10% Senior Secured Notes due 2017
10.2	Security Agreement for 10% Senior Secured Notes due 2017
10.3	Intercreditor Agreement
10.4	Registration Rights Agreement
10.5	Credit and Security Agreement (credit facility)
99.1
The audited consolidated financial statements of Gichner Holdings, Inc. as of and for the years ended December 31, 2009, 2008, the audited consolidated financial statements of Gichner Holdings, Inc. as of and for the periods of August 22, 2007 through December 31, 2007 and January 1, 2007 through August 22, 2007, and the unaudited financial statements of Gichner Holdings, Inc. as of and for the three months ended March 31, 2010 and 2009
99.2	Unaudited Pro Forma Combined Financial Information
99.3	Kratos Defense & Security Solutions Press Release dated May 19, 2010, Announcing Closing of $225 Million Senior Secured Notes offering and Completion of Acquisition of Gichner Holdings, Inc.

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  Item 1.01. Entry into a Material Definitive Agreement.
  Item 1.02. Termination of Material Definitive Agreement.
  Item 2.01. Completion of Acquisition or Disposal of Assets.
  Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX